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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                              HCC INDUSTRIES INC.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of HCC Industries Inc. (the "Company") made pursuant to the Prospectus, dated __________, 1997 (the "Prospectus"), if certificates for the outstanding 10 3/4% Senior Subordinated Notes Due 2007 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to IBJ Schroder Bank & Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

        Delivery To:  IBJ Schroder Bank & Trust Company, Exchange Agent
                                    By Mail:
                       IBJ Schroder Bank & Trust Company
                                  P.O. Box 84
                             Bowling Green Station
                         New York, New York 10274-0084
                Attention:  Reorganization Operations Department
                         By Overnight Courier or Hand:
                       IBJ Schroder Bank & Trust Company
                                One State Street
                            New York, New York 10004
                Attention:  Reorganization Operations Department
                                 By Facsimile:
                                 (212) 858-2611
                             Confirm by Telephone:
                                 (212) 858-2103

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set froth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$ _______________________________
Certificate Nos. (if available):
                                    If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Total Principal Amount Represented by
  Old Notes Certificate(s):

$ _______________________________  Account Number ____________________________


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* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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  ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                PLEASE SIGN HERE

X _______________________________________         _______________

X _______________________________________         _______________
  Signature(s) of Owner(s)                        Date
  or Authorized Signatory

  Area Code and Telephone Number: _______________________________

  Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):       _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

Capacity:      _________________________________________________________________

Address(es):   _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________



                                   GUARANTEE

  The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.


_____________________________________   _______________________________________
           Name of Firm                           Authorized Signature


_____________________________________   _______________________________________
             Address                                     Title


_____________________________________   Name: _________________________________
                             Zip Code              (Please Type or Print)


Area Code and Tel. No. ______________   Dated: ________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.